UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2014

UQM Technologies, Inc.
(Exact name of registrant as specified in its charter)

Colorado	1-10869	84-0579156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4120 Specialty Place
Longmont, Colorado 80504
(Address of principal executive offices, including zip code)

(303) 682-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of UQM Technologies, Inc. (the “Company”) was held on August 13, 2014.  At the Annual Meeting, the stockholders of the Company (i) elected the persons listed below to serve as directors of the Company until the 2015 Annual Meeting of Stockholders, (ii) approved on an advisory basis the compensation for our named executive officers, (iii) approved the amendment to the Company’s 2012 Equity Incentive Plan to increase the number of shares available for grant under stock option awards by 1,000,000 shares, (iv) approved the amendment to the Company’s Stock Bonus Plan to increase the number of shares available for grant by 300,000 shares, and  (v) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015.

The Company had 40,434,638 shares of Common Stock outstanding as of June 20, 2014, the record date for the Annual Meeting.  At the Annual Meeting, holders of a total of 33,101,169 shares of Common Stock were present in person or represented by proxy.  The following sets forth information regarding the results of the voting at the Annual Meeting:

Proposal 1.The stockholders elected each of the five nominees to the Board of Directors for a one-year term.  The voting results were as follows:

Name	Shares Voted “For”	Shares Withheld	Broker Non-Votes
Donald W. Vanlandingham	9,376,407	943,266	22,781,496
Eric R. Ridenour	9,288,541	1,031,132	22,781,496
Stephen J. Roy	9,483,057	836,616	22,781,496
Joseph P. Sellinger	9,473,357	846,316	22,781,496
John E. Sztykiel	9,509,036	810,637	22,781,496

Proposal 2.The stockholders approved on an advisory basis the compensation of our named executive officers:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”	Broker Non-Votes
7,503,098	2,525,069	291,506	22,781,496

Proposal 3.The stockholders approved the amendment of the Company’s 2012 Equity Incentive Plan to increase the number of shares available for grant under stock option awards by 1,000,000 shares.  The voting results were as follows:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”	Broker Non-Votes
7,245,790	2,870,506	203,377	22,781,496

Proposal 4.The stockholders approved the amendment of the Company’s Stock Bonus Plan to increase the number of shares available for grant by 300,000 shares.  The voting results were as follows:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”	Broker Non-Votes
7,300,043	2,813,053	206,577	22,781,496

Proposal 5.The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending March 31, 2015.  The voting results were as follows:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”
31,699,073	419,597	982,499

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UQM TECHNOLOGIES, INC.

Dated: August 14, 2014	By: /s/David I. Rosenthal
David I. Rosenthal
Treasurer, Secretary and
Chief Financial Officer